                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                     ------------

                                       FORM 8-K

                                    CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

                                     ------------

                                    APRIL 30, 1999
                                   (Date of Report)

                              NCI BUILDING SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


              DELAWARE                 1-14315               76-0127701
           (State or other           (Commission          (I.R.S. Employer
           jurisdiction of           File Number)        Identification No.)
            incorporation)


                                    7301 FAIRVIEW
                                HOUSTON, TEXAS  77041
                       (Address of principal executive offices)

                                    (713) 466-7788
                           (Registrant's telephone number,
                                 including area code)
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     ITEM 5:   OTHER EVENTS

          As required by Rule 135c under the Securities Act of 1933, NCI Building Systems, Inc. is filing with this Form 8-K as Exhibit 99 a press release, which is incorporated into this Form 8-K by reference. The press release relates to NCI's proposed private placement of $125 million of senior subordinated notes due 2009. The press release was issued by NCI on April 15, 1999.

     ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  EXHIBITS.  The following exhibits are filed with this Form 8-K:

               99   Press Release issued by NCI Building Systems, Inc. on
                    April 15, 1999


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NCI BUILDING SYSTEMS, INC.
                                        (Registrant)



                                   By: /s/ ROBERT J. MEDLOCK
                                       --------------------------------------
                                       Robert J. Medlock, Executive Vice
                                       President and Chief Financial Officer

                                   Dated:  April 30, 1999
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                                  INDEX TO EXHIBITS


     EXHIBIT NUMBER                 DESCRIPTION
     --------------                 -----------
          99                        Press Release issued by NCI Building Systems,
                                    Inc. on April 15, 1999